UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 6, 2016

DILIGENT CORPORATION

(Exact name of registrant as specified in Charter)

Delaware	000-53205	26-1189601
(State or other jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

1385 Broadway, 19th Floor

New York, NY 10018

(Address of principal executive offices)

(212) 741-8181

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On March 7, 2016 (New Zealand time), Diligent Corporation (“Diligent”) issued an announcement stating that it had filed its preliminary proxy statement with the U.S. Securities and Exchange Commission on March 4, 2016 (New York time) in connection with a special meeting of stockholders to be held regarding the merger (the “Merger”) between Diligent and entities affiliated with funds managed by Insight Venture Partners, LLC.  The announcement included a Q&A prepared by Diligent relating to questions commonly asked by New Zealand stockholders regarding the pending Merger.  A copy the announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Announcement, dated March 7, 2016 (New Zealand time)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2016	DILIGENT CORPORATION

	By:	/s/ Thomas N. Tartaro
Thomas N. Tartaro
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Announcement, dated March 7, 2016 (New Zealand time)